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                                                                   EXHIBIT 10.22


                                LIGHTBRIDGE, INC.

          AMENDMENT TO 1998 NON-STATUTORY STOCK OPTION PLAN, AS AMENDED

Section 3.1 of the Corporation's 1998 Non-Statutory Stock Option Plan hereby is amended effective November 16, 2000 by adding the following sentence to the end of such section:

         "Notwithstanding any other provision of the Plan, in no event shall more than 40% of the total number of shares that may be issued under the Plan be issued to directors and executive officers of the Company upon exercise of options granted under the Plan."